UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2022

FutureTech II Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-41289	87-2551539
(Commission File Number)	(IRS Employer Identification No.)

128 Gail Drive

New Rochelle, NY 10805

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (914) 316-4805

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock and one Redeemable Warrant	FTIIU	The Nasdaq Stock Market LLC
Class A Common Stock, $0.0001 par value per share	FTII	The Nasdaq Stock Market LLC
Redeemable Warrants, each warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	FTIIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 15, 2022, FutureTech II Acquisition Corp., a Delaware corporation (the “Company”), entered into an underwriting agreement by and between the Company and EF Hutton, division of Benchmark Investments, LLC (“EF Hutton”), as representative of the several underwriters named therein (collectively, the “Underwriters”), a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference (the “Underwriting Agreement”), relating to the Company’s initial public offering (the “Offering”) of 10,000,000 units (the “Units”) at a price to the public of $10.00 per Unit. Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”) and one redeemable warrant of the Company (“Warrant”), with each Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share. The Offering will result in gross proceeds of $100.0 million, a portion of which will be placed in a U.S.-based trust account (the “Trust Account”), maintained by Continental Stock Transfer & Trust Company, acting as trustee. Under the terms of the Underwriting Agreement, the Company granted the Underwriters in the Offering a 45-day option to purchase up to 1,500,000 additional Units solely to cover over-allotments, if any (the “Option”). The Underwriters exercised the Option in full, resulting in the sale of 11,500,000 Units in total and additional gross proceeds of $11.50 million.

The foregoing is only a brief description of the terms of the Underwriting Agreement, does not purport to be a complete description of the rights and obligations of the parties thereunder, and is qualified in its entirety by reference to the Underwriting Agreement that is attached as Exhibit 1.1 hereto and incorporated herein by reference.

In connection with the Offering, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

● the Underwriting Agreement;

● a Warrant Agreement, dated February 18, 2022, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference;

● a Letter Agreement, February 16, 2022, by and among the Company, its officers and directors, the Company’s sponsor, FutureTech II Partners LLC (the “Sponsor”), and EF Hutton, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference;

● an Investment Management Trust Agreement, dated February 18, 2022, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference;

● a Registration Rights Agreement, dated February 18, 2022, by and among the Company and certain security holders, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference;

● a Placement Unit Purchase Agreement, dated February 18, 2022, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference;

● Indemnity Agreements, each dated February 18, 2022, between the Company and each of the officers and directors of the Company, the form of which is attached as Exhibit 10.5 hereto and incorporated herein by reference; and

● an Administrative Support Agreement, dated February 18, 2022, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities

On February 18, 2022, simultaneously with the consummation of the Offering, the Company consummated the private placement of 467,575 units (the “Private Placement Units”) to the Sponsor, which amount includes 52,500 Private Placement Units purchased in connection with the Underwriters’ exercise of the Option in full, at a price of $10.00 per Private Placement Unit, generating gross proceeds of $5,200,750 (the “Private Placement”). No underwriting discounts or commissions were paid with respect to the Private Placement. The Private Placement was conducted as a non-public transaction and, as a transaction by an issuer not involving a public offering, is exempt from registration under the Securities Act in reliance upon Section 4(a)(2) of the Securities Act. The Private Placement Units are identical to the Units, except that (a) the Private Placement Units and their component securities will not be transferable, assignable or saleable until 30 days after the consummation of the Company’s initial business combination except to permitted transferees and (b) the warrants included as a component of the Private Placement Units, so long as they are held by the Sponsor or its permitted transferees, will be entitled to registration rights.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 17, 2022, in connection with the Offering, the Company filed its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. A copy of the Amended and Restated Certificate of Incorporation of the Company is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01.	Other Events

A total of $117,300,000, comprised of the proceeds from the Offering and the proceeds of the sale of the Private Placement Units, net of the underwriting commissions, discounts, and offering expenses, was placed in a U.S.-based trust account, maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes (less up to $100,000 interest to pay dissolution expenses), the funds held in the trust account will not be released from the trust account until the earliest of (a) the completion of the Company’s initial business combination, (b) the redemption of any public shares of Class A common stock properly submitted in connection with a stockholder vote to amend the Company’s Amended and Restated Certificate of Incorporation (i) to modify the substance or timing of the Company’s obligation to allow redemption in connection with its initial business combination or certain amendments to the Charter prior thereto or to redeem 100% of the public shares of Class A common stock if the Company does not complete its initial business combination within 12 months from the closing of the Offering (or 15 months if the Company has filed a proxy statement, registration statement or similar filing for an initial business combination within 12 months from the consummation of this offering but has not completed the initial business combination within such 12-month period, or up to 18 months from the closing of the Offering pursuant to the Charter or as extended by the Company’s stockholders in accordance with the Company’s Amended and Restated Certificate of Incorporation) or (ii) with respect to any other provision relating to stockholders’ rights or pre-business combination activity, and (c) the redemption of the Company’s public shares of Class A common stock if the Company is unable to complete its initial business combination within 12 months from the closing of the Offering (or 15 months if the Company has filed a proxy statement, registration statement or similar filing for an initial business combination within 12 months from the consummation of this offering but has not completed the initial business combination within such 12-month period, or up to 18 months from the closing of the Offering pursuant to the Company’s Amended and Restated Certificate of Incorporation or as extended by the Company’s stockholders in accordance with the Company’s Amended and Restated Certificate of Incorporation), subject to applicable law.

On February 15, 2022, the Company issued a press release announcing the pricing of the Offering, a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by reference.

On February 18, 2022, the Company issued a press release announcing the closing of the Offering, a copy of which is attached as Exhibit 99.2 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated February 15, 2022, between the Company and EF Hutton, division of Benchmark Investments, LLC, as representative of the underwriters named therein

3.1	Amended and Restated Certificate of Incorporation dated February 17, 2022

4.1	Warrant Agreement, dated February 18, 2022, between the Company and Continental Stock Transfer & Trust Company

10.1	Letter Agreement, dated February 16, 2022, among the Company, FutureTech II Partners LLC, each of the executive officers and directors of the Company, and EF Hutton, division of Benchmark Investments, LLC

10.2	Investment Management Trust Agreement, dated February 18, 2022, between the Company and Continental Stock Transfer & Trust Company

10.3	Registration Rights Agreement, dated February 18, 2022, among the Company and certain securityholders

10.4	Placement Unit Purchase Agreement, dated February 18, 2022, between the Company and FutureTech II Partners LLC

10.5	Form of Indemnity Agreement(1)

10.6	Administrative Support Agreement, dated February 18, 2022, by and between the Company and FutureTech II Partners LLC

99.1	Press release dated February 15, 2022

99.2	Press release dated February 18, 2022

(1)	Incorporated by reference as an exhibit to Amendment No. 1 to the Company’s Form S-1 (File No. 333-261886), filed with the SEC on December 23, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUTURETECH II ACQUISITION CORP.

Date: February 24, 2022	By:	/s/ Yuquan Wang
Yuquan Wang
Chief Executive Officer